UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2023

Offerpad Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39641	85-2800538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 E. Germann Road
Chandler, Arizona	85286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 388-4539

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	OPAD	The New York Stock Exchange
Warrants to purchase Class A common stock	OPADWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CFO Transition

On July 3, 2023, the Board of Directors (the “Board”) of Offerpad Solutions Inc. (the “Company” or “Offerpad”) appointed Jawad Ahsan to succeed Michael Burnett as the Company’s Chief Financial Officer, effective July 10, 2023 (the “Effective Date”). Consistent with the foregoing, Mr. Ahsan will assume the roles of principal financial officer and principal accounting officer of the Company, effective at the Effective Date. Mr. Burnett is expected to remain with the Company in an advisory capacity through August 1, 2023 to assist with the transition. In connection with the termination of Mr. Burnett’s employment, he will be eligible to receive separation payments and benefits in accordance with the non-cause termination provisions of Mr. Burnett’s employment agreement.

Prior to his appointment, Mr. Ahsan, age 44, served as President of FreePower, a wireless charging technology company, from May 2022 to July 2023. Prior to joining FreePower, he served as Chief Financial Officer of Axon Enterprise, Inc. (Nasdaq: AXON), a provider of connected public safety technologies, from April 2017 until May 2022. Prior to Axon, Mr. Ahsan served as Chief Financial Officer for Market Track, a market intelligence tech company. Mr. Ahsan also spent 13 years in various roles at General Electric, most notably serving as Chief Financial Officer for Centricity, GE Healthcare’s electronic health record and enterprise software businesses. Mr. Ahsan has served on the board of directors of FARO Technologies Inc. (Nasdaq: FARO) since February 2023 and previously served on the board of directors of STORE Capital Corporation (NYSE: STORE) from February 2022 until its sale to GIC in February 2023. Mr. Ahsan earned his MBA from the MIT Sloan School of Management and a BA in Economics from the College of the Holy Cross.

CFO Employment Agreement

In connection with the appointment of Mr. Ahsan as the Company’s Chief Financial Officer, the Company entered into an employment agreement with Mr. Ahsan (the “Employment Agreement”), effective as of July 10, 2023. The material terms and conditions of the Employment Agreement are summarized below.

The term of employment under the Employment Agreement is for one year and will automatically renew for successive one-year periods, unless either party provides at least 45 days of advance written notice of the party’s intention not to renew the then-current term. Pursuant to the Employment Agreement, Mr. Ahsan is entitled to receive an annual base salary of $400,000, pro-rated for partial years of employment and subject to annual review and increase by the Board or a subcommittee thereof in its discretion. In addition, he is eligible to earn annual cash performance bonuses, based on the achievement of individual and/or Company performance goals established by the Board, and targeted at 100% of his then-current annual base salary (but pro-rated for 2023). The payment of any annual bonus, to the extent any such bonus becomes payable, will be made no later than March 15 of the calendar year following the calendar year for which the Board certifies in writing that performance goals have been met; any such payment will be contingent upon Mr. Ahsan’s continued employment through the last day of the applicable calendar year.

In connection with entering into the Employment Agreement, Mr. Ahsan will be granted two awards under the Company’s 2021 Incentive Award Plan (the “2021 Plan”): (i) an award of 136,111 restricted stock units (the “RSU Award”) and (ii) an Other Cash or Stock-Based Award (as defined in the 2021 Plan) pursuant to the Company’s long-term incentive program (the “LTIP Award”). The material terms and conditions of these awards are described below in the section titled “Equity Awards under 2021 Plan.”

In addition, Mr. Ahsan is eligible to receive equity-based compensation awards as determined by the Board (or a subcommittee thereof) from time to time. Mr. Ahsan is also eligible to participate in the health and welfare benefit plans and programs maintained by us for the benefit of our employees, as well as the paid-time-off programs maintained by us for the benefit of our executives generally.

Under the Employment Agreement, on a termination of Mr. Ahsan’s employment by the Company without “cause”, by Mr. Ahsan for “good reason” (each, as defined in the Employment Agreement) or by reason of a non-renewal of the term by the Company (each, a “Qualifying Termination”), he is eligible to receive the following severance payments and benefits:

(i) (A) an amount equal to his then-current annual base salary, payable in substantially equal installments in accordance with the Company’s normal payroll practices over 12 months following the date of termination; or (B) if such Qualifying Termination occurs within the period commencing three months prior to and ending one year following the date on which a Change in Control (as defined in the 2021 Plan) is consummated (a “CIC Termination”), an amount equal to the sum of his then current base salary and target bonus, generally payable in installments over 12 months following the date of termination or, if the CIC Termination occurs on or within one year following the Change in Control, in a single lump sum within 30 days following the date of termination;

(ii) if such Qualifying Termination is a CIC Termination, an amount equal to the pro-rata portion of his annual bonus that would have otherwise been earned for the year in which the termination occurs (determined in accordance with the Employment Agreement and pro-rated based on the number of days the executive was employed by the Company during such year), payable no later than March 15 of the year following the year in which the termination occurs;

(iii) Company-paid healthcare coverage and life insurance for up to 12 months following the date of termination; and

(iv) if such Qualifying Termination is a CIC Termination, any then-outstanding unvested Company equity compensation award that vests solely based on time shall become fully vested on an accelerated basis as of the date of termination (or upon the Change in Control, if later), and any equity compensation awards that are subject to performance conditions shall be treated in accordance with the terms and conditions set forth in the applicable award agreement.

The eligibility of Mr. Ahsan to receive such severance payments and benefits upon a Qualifying Termination, as described above, is subject to his timely execution and non-revocation of a general release of claims in favor of the Company and continued compliance with restrictive covenants.

In addition, the Employment Agreement contains customary confidentiality and assignment of inventions provisions, as well as (i) standard non-compete and service provider/customer non-solicitation restrictions effective during employment and for 18 months thereafter and (ii) non-disparagement provisions, effective during employment and for 24 months thereafter. Further, the Employment Agreement includes a “best pay” provision under Section 280G of the Code, pursuant to which any “parachute payments” that become payable to Mr. Ahsan will either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the Code, whichever results in the better after-tax treatment to him.

In connection with Mr. Ahsan’s appointment, Mr. Ahsan is expected to enter into the Company’s standard form of indemnification agreement for directors and officers.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Equity Awards under 2021 Plan

RSU Award

On July 3, 2023, the Compensation Committee of the Board (the “Compensation Committee”) approved the grant of the RSU Award to Mr. Ahsan, to be effective as of the Effective Date. The RSU Award is scheduled to vest with respect to one-third of the restricted stock units on each of the first three anniversaries of July 10, 2023, subject to Mr. Ahsan’s continued employment or service through the applicable vesting date. In addition, the RSU Award is subject to accelerated vesting provisions in connection with a CIC Termination of employment, as described above in the section entitled, “CFO Employment Agreement.”

CFO LTIP Award and Other Long-Term Incentive Awards

On July 3, 2023, the Company entered into award agreements evidencing the grant of equity-based awards to the Company’s Chief Executive Officer (Brian Bair) and Chief Legal Officer (Benjamin Aronovitch). In addition, on July 3, 2023, the Compensation Committee approved the grant of the LTIP Award to Mr. Ahsan, to be effective as of the Effective Date. Each award constitutes an Other Cash or Stock-Based Award for purposes of the 2021 Plan. The material terms of the awards are described below.

Each award will become “earned” during the three-year performance period ending on June 12, 2026 (the “Performance Period”) based on the appreciation in the price of the Company’s common stock over applicable price per share goals (the “Price Per Share Goals”) set forth in the following table. With respect to each tranche set forth in the table below, the portion of the award that will become earned (the “Earned Award”) will be calculated as follows: (i) (x) the share price as of the end of the Performance Period (as described further below, the “Ending Price Per Share”), minus (y) the applicable Price Per Share Goal; multiplied by (ii) the total number of shares of the Company’s common stock outstanding as of the last day of the Performance Period; multiplied by (iii) the applicable “Sharing Rate” set forth in the table below.

		Sharing Rate
Tranche	“Price Per Share Goal”	Brian Bair Chief Executive Officer	Benjamin Aronovitch Chief Legal Officer	Jawad Ahsan Chief Financial Officer
First Tranche	$22.50	0.32%	0.103%	(1)
Second Tranche	$37.50	0.49%	0.103%	(1)
Third Tranche	$52.50	0.68%	0.103%	(1)
Fourth Tranche	$67.50	0.78%	0.103%	(1)

(1)	Mr. Ahsan’s Sharing Rate will be determined based on the Ending Price Per Share as follows:

Ending Price Per Share	Sharing Rate
< $82.65	0.052%
$82.65	0.103%
$82.65 – $110.00	0.155%
> $110.00	0.206%

The Earned Award will vest (i) with respect to 50% of the Earned Award on June 12, 2026, and (ii) with respect to the remaining 50% of the Earned Award on June 12, 2027, in each case, subject to the executive’s continued service through the applicable vesting date.

The Ending Price Per Share is measured by averaging the Fair Market Value (as defined in the 2021 Plan) per share over any 60 consecutive calendar-day period ending on (and including) June 12, 2026; however, upon a Change in Control, the share price will be determined based on the price per share paid by an acquiror (or, as applicable, the implied value per share) in the transaction (the “CIC Price”).

Under the award agreements, upon a Change in Control that is not a Non-Transactional Change in Control (as defined in the applicable award agreement), the award will become an Earned Award based on the CIC Price. To the extent the award is assumed by the acquiror in connection with the Change in Control, any portion of the award that has become an Earned Award will convert into a time-vesting award (an “Earned CIC Award”) that, following the Change in Control, will remain outstanding and eligible to vest as described above, subject to the executive’s continued service through the applicable vesting date. To the extent the award is not so assumed, 100% of any portion of the award that has become an Earned Award will vest as of immediately prior to the Change in Control. Any portion of the award that has not become an Earned Award as of the Change in Control will be forfeited and terminated.

In addition, if the executive’s service is terminated by the Company without “cause” or by the executive for “good reason” (each as defined in the applicable executive’s employment agreement with the Company), then subject to the executive’s execution and non-revocation of a general release of claims in favor of the Company:

(i)    If such termination occurs following the last day of the Performance Period or a Change in Control, any then-outstanding portion of the Earned Award or Earned CIC Award (as applicable) will vest on an accelerated basis as of the termination date.

(ii)    If such termination occurs within the three months prior to a Change in Control, the award will remain outstanding and eligible to become an Earned CIC Award during such three-month period, and the Earned CIC Award will vest on the date of such Change in Control.

If an executive experiences a termination of service for any reason other than as described above, any portion of the award that has not become vested on or prior to the date of such termination (including any Earned Award) automatically will be forfeited and terminated as of the termination date without consideration.

The awards, to the extent vested, can be settled in cash or shares of Company common stock (as determined by the Compensation Committee in its discretion).

Under the respective award agreements, each award is subject to forfeiture upon a breach of any restrictive covenants applicable to the executive, including those set forth in the executive’s employment agreement with the Company.

The foregoing description of the awards does not purport to be complete and is subject to and qualified in its entirety by reference to the applicable form of award agreement, a copy of which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Retention Bonus

On July 3, 2023, the Company entered into a Bonus Letter Agreement with Benjamin Aronovitch (the “Bonus Letter Agreement”), pursuant to which Mr. Aronovitch will be entitled to receive a $300,000 retention bonus, payable in a single lump-sum payment on or within 15 days following June 12, 2025 (the “Retention Bonus”). The Retention Bonus is intended to provide Mr. Aronovitch with a reward for his service to the Company and as an incentive to continue his employment with the Company through and following the applicable payment date.

Under the Bonus Letter Agreement, if Mr. Aronovitch’s employment is terminated by the Company without “cause” or by Mr. Aronovitch for “good reason” (each, as defined in Mr. Aronovitch’s employment agreement with the Company) prior to June 12, 2025 and within three months prior to or one year following a Change in Control, then the Company will pay the Retention Bonus to Mr. Aronovitch within 30 days following the date of such termination.

The foregoing description of the Retention Bonus does not purport to be complete and is subject to and qualified in its entirety by reference to the Bonus Letter Agreement, a copy of which is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 6, 2023, the Company issued a press release announcing the Chief Financial Officer transition described above, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including the information contained in Exhibit 99.1 of this Current Report on Form 8-K, is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Offerpad’s future financial or operating performance. For example, statements regarding the Chief Financial Officer transition are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. The important factors discussed under the caption “Risk Factors” in Offerpad’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission on February 28, 2023, and Offerpad’s other reports filed with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Offerpad and its management, are inherently uncertain. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Offerpad undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit	Description

10.1	Employment Agreement, effective as of July 10, 2023, by and between Jawad Ahsan and Offerpad Solutions Inc.

10.2	Form of 2023 Long Term Incentive Award Agreement (under the 2021 Incentive Award Plan)

10.3	Bonus Letter Agreement, dated July 3, 2023, by and between Benjamin Aronovitch and Offerpad Solutions Inc.

99.1	Press Release of Offerpad Solutions Inc. dated July 6, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Offerpad Solutions Inc.

Date: July 6, 2023	By:	/s/ Benjamin A. Aronovitch
Benjamin A. Aronovitch Chief Legal Officer and Secretary